UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2008

SAFER SHOT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-28769 (Commission File Number)	20-2969972 (IRS Employer Identification No.)

110 E. 59th Street,
25th Floor,
New York, NY 10022
(Address of Principal Executive Offices, Zip Code)

(212) 265-8600 ext 215
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Termination of Raanan Alergrand

On March 20, 2008, the Board of Directors of Safer Shot, Inc. (the “Registrant”) terminated Raanan Alergand from his positions as a director and Chief Financial Officer of the Registrant with cause.

The Registrant is currently seeking to hire a qualified candidate as Chief Financial Officer. Until such time, Margaret Johns will continue to serve as the Registrant’s principal financial officer.

The Registrant is also currently analyzing the Transferred Assets and investigating the transactions contemplated by the Technology Transfer Agreement dated June 14, 2007. As soon as the Registrant reaches its conclusion regarding these matters it will inform the public accordingly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFER SHOT, INC.

By:	/s/ Margaret Johns
Name:	Margaret Johns
Title:	Interim Chief Executive Officer

Date: March 24, 2008